UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary Information Statement

☒	Definitive Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5 (d)(2))

PATRIOT BERRY FARMS, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No:

3)	Filing Party:

4)	Date Filed:

PATRIOT BERRY FARMS, INC.

388 MARKET STREET

SUITE 1300

SAN FRANCISCO, CALIFORNIA 94111

 (503) 505-6946

NOTICE OF ACTION BY

WRITTEN CONSENT OF MAJORITY STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

To the Holders of Common Stock of Patriot Berry Farms, Inc.:

The accompanying Information Statement is being furnished to the holders of shares of the common stock of Patriot Berry Farms, Inc. (the "Company"), a Nevada corporation. The Board of Directors of the Company (the "Board") is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you of actions already approved by written consent of a majority of the voting stockholders (the “Majority Shareholders”) and the Board:

1.	To approve an amendment to the Articles of Incorporation of the Company to change the name of the Company to “Cyberfort Software, Inc.” (the “Name Change”).

The Name Change has been approved by the Board and the shareholders of action by written consent (the “Written Consent”) as of September 14, 2016 (the “Record Date”) by the majority stockholder holding 51.27% of the voting rights of the outstanding shares of our common stock, par value $0.001 per share (the “Common Stock”). In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the Name Change will become effective no sooner than twenty (20) days after we mail this notice and the accompanying Information Statement to our stockholders,

The written consent that we received constitutes the only stockholder approval required for the actions under Nevada law and, as a result, no further action by any other stockholder is required to approve the actions and we have not and will not be soliciting your approval of the Name Change.

This notice and the accompanying Information Statement are being mailed to our stockholders on or about September 26, 2016.

This Information Statement is being provided to you pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended. It contains a description of the Name Change, as well as summary information regarding the transactions covered by the Information Statement. We encourage you to read the Information Statement thoroughly. You may also obtain information about us from publicly available documents filed with the Securities and Exchange Commission (the “SEC”). We may provide only one copy of the Information Statement to shareholders who share an address, unless we have received instructions otherwise. If you share an address, your household has received only one copy of this Information Statement and you wish to receive another copy, please contact our corporate secretary at the address or telephone number above. If you have received multiple copies and only wish to receive one copy of our SEC materials, you also may contact us at the address and phone number above.

By Order of the Board of Directors,

/s/ Daniel Cattlin

Daniel Cattlin

President, Chief Executive Officer, Secretary and Treasurer

September 26, 2016

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PATRIOT BERRY FARMS, INC.

388 MARKET STREET

SUITE 1300

SAN FRANCISCO, CALIFORNIA 94111

 (503) 505-6946

____________________________________________

INFORMATION STATEMENT

September 26, 2016

Action by Written Consent of Majority Shareholders

____________________________________________

WE ARE NOT ASKING YOU FOR A

PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Exchange Act, to the shareholders (the “Shareholders”) of the Common Stock, of Patriot Berry Farms, Inc., a Nevada corporation (the “Company” or “Patriot Berry”), to notify such Shareholders that on September 14, 2016, the Board of Directors of the Company and shareholder holding a majority of the voting rights of the outstanding shares of our common stock (the “Majority Shareholder”), par value $0.001 per share (the “Common Stock”) approved and authorized the Company to file an amendment to the Articles of Incorporation of the Company to change the name of the Company to “Cyberfort Software, Inc.” (the “Name Change”).

These actions were approved by Mr. Daniel Cattlin, the sole member of our Board of Directors and holder of approximately 51.27% of the outstanding voting capital stock of the Company.

“We,” “us,” “our,” the “Registrant” and the “Company” refers to Patriot Berry Farms, Inc., a Nevada corporation.

THE AMENDMENTS AND OTHER ACTIONS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENTS, OR THE OTHER ACTIONS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE CHANGES THAT WILL OCCUR IF THE AMENDMENTS ARE COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENTS, THE OTHER ACTIONS AND THE BACKGROUND OF THESE TRANSACTIONS.

This Information Statement has been prepared by our management. The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The Name Change will not become effective until at least 20 calendar days following the date of mailing of this Information Statement to our shareholders.

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SUMMARY INFORMATION IN QUESTION AND ANSWER FORMAT

The following information in question and answer format summarizes many of the material terms of the Company’s proposed Name Change. For a complete description of the terms and conditions of the Name Change, you are advised to carefully read this entire Information Statement and the other documents referred to herein.

Why did I receive this Information Statement?

Applicable laws require us to provide you information regarding the Actions even though your vote is neither required nor requested for the Actions to become effective.

Why am I not being asked to vote on the Name Change?

The holder of a majority of the issued and outstanding shares of Common Stock has already approved the Name Change pursuant to a written consent in lieu of a meeting. Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Nevada law, and no further approval by our shareholders is required.

What Vote Is Required To Approve The Name Change?

Approval of the Name Change requires the affirmative vote of the holders of not less than a majority of the votes entitled to be cast by holders of record of the 74,289,871 issued and outstanding shares of common stock as of September 14, 2016.

Who Voted in Favor Of The Shareholder Action?

The Shareholder owning an aggregate of 38,090,000 shares of our Common Stock, representing approximately 51.27% of the Common Stock. Such shareholder shall be referred to as the “Majority Shareholders”.

What Rights Do Shareholders Have To Dissent From The Shareholder Action?

Company shareholders do not have dissenters’ rights or the right to seek the appraisal of their shares under Nevada law.

What do I need to do now?

Nothing. This information statement is purely for your information and does not require or request you to do anything.

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FORWARD LOOKING STATEMENTS

This Information Statement contains or incorporates both historical and “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Words such as “anticipates,” “believes,” “expects,” “intends,” “future” and similar expressions identify forward-looking statements. Any such forward-looking statements in this report reflect our and Six Dimension’s current views with respect to future events and financial performance and are subject to a variety of factors that could cause our actual results to differ materially from historical results or from anticipated results expressed or implied by such forward-looking statements. There may be events in the future that cannot be accurately predicted or over which the Company has no control. Shareholders should be aware that the occurrence of the events described in this Information Statement or in the documents incorporated herein by reference could have a material adverse effect on our business, operating results and financial condition or ability to consummate the transaction.

The forward-looking statements are not guarantees of future performance, events or circumstances, and actual results may differ materially from those contemplated by the forward-looking statements. Forward-looking statements herein or in documents incorporated herein by reference speak only as of the date of this Information Statement or the applicable document incorporated herein by reference (or such earlier date as may be specified therein), as applicable, are based on current assumptions and expectations or assumptions and expectations as of the date of the document incorporated herein by reference, and are subject to the factors above, among other things, and involve risks, events, circumstances, uncertainties and assumptions, many of which are beyond our ability to control or predict. You should not place undue reliance on these forward-looking statements. We do not intend to, and do not undertake an obligation to, update these forward-looking statements in the future to reflect future events or circumstances, except as required by applicable securities laws and regulations. The results presented for any period may not be reflective of results for any subsequent period.

You should carefully read and consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf, and all future written and oral forward-looking statements attributable to us or any other matters, are expressly qualified in their entirety by the foregoing cautionary statements.

ACTION TO BE TAKEN

This Information Statement contains a brief summary of the material aspects of the actions approved by the Board and the Majority Shareholders.

In accordance with Section 78.315 and 78.320 of the Nevada Revised Statutes, the following actions were taken based upon the recommendation and approval by the Company’s Board of Directors and the written consent of the Company’s shareholders.

AMENDMENT TO THE CERTIFICATE OF AMENDMENT OF THE ARTICLES OF INCORPORATION

On September 14, 2016, our Board of Directors adopted a resolution declaring it advisable to amend our Articles of Incorporation to effect the Name Change. Our Board of Directors further directed that the Certificate of Amendment of the Articles of Incorporation be submitted for consideration by our shareholders. By written consent, dated as of September 14, 2016, the Board of Directors and the shareholders approved and adopted resolutions to amend the Company’s Articles of Incorporation to reflect the Name Change.

Reason for the Name Change

The Company plans to change the name to better suit the change in the business focus. Management of the Company plans to enter of the cyber security market due to the growing demand for online protection and privacy.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of the Record Date by:

●	Each of our directors;

●	Each of our named executive officers;

●	All of our directors and executive officers as a group; and

●	Each person known by us to beneficially own more than 5% of our outstanding common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of this Report are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown opposite such person’s name. The percentage of beneficial ownership is based on 74,289,871 shares of our common stock outstanding as of September 14, 2016.

Unless otherwise noted below, the address of the persons and entities listed in the table is c/o Patriot Berry Farms, Inc., 388 Market Street, Suite 1300, San Francisco, California 94111.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Outstanding

Daniel Cattlin	38,090,000	51.27%

Directors and executive officers as a group (1 Person)	38,090,000	51.27%

Ardmore Investment, Inc - Majuro, Marshall islands	4,040,000	5.43%

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DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

Regulations regarding the delivery of copies of proxy materials, information statements and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report, proxy statement or information statement to multiple Shareholders who share the same address under certain circumstances, unless contrary instructions are received from Shareholders. This practice is known as “householding.” Shareholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. If, at any time, a Shareholder no longer wishes to participate in “householding” and would prefer to receive a single copy of annual reports, proxy statements, or information statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the Shareholder must (1) notify its bank, broker or other nominee, as applicable, to revoke such consent or (2) direct its written or oral request to: Attn: Daniel Cattlin, Patriot Berry Farms, Inc., 388 Market Street, Suite 1300, San Francisco, California 94111. Upon written or oral request, we will deliver promptly a separate copy of the annual report, proxy statement, or information statement, as applicable, to any Shareholder at a shared address to which a single copy of any of these documents was delivered.

Two or more Shareholders sharing an address can request delivery of a single copy of proxy statements, annual reports, or information statements, if they are receiving multiple copies by contacting the Company in the manner set forth above.

DISSENTER’S RIGHTS OF APPRAISAL

The Shareholders have no right under Nevada law, the Company’s and Restated Certificate of Incorporation consistent with above, or the Bylaws of the Company to dissent from any of the provisions adopted in the amendments.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

By Order of the Board of Directors

Date: September 26, 2016	By:	/s/ Daniel Cattlin
Daniel Cattlin

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